                                                                   Exhibit 10.39

Table of Special Stock Options
------------------------------

During 2003 and 2004, the Registrant granted to individuals that are not officers or directors of the Registrant Special Stock Options pursuant to the form attached hereto as Exhibit 10.33 for the following 460,000 nonqualified stock options in three individual compensation arrangements that have not been approved by security holders:


------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
                                                     Exercise
                   Type of                           Price per       Vesting Start                     Total
Shares Granted*    Security         Grant Date       Share           date             Vested Schedule  Exercise Price
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
75,000             NSO              8/11/03          $0.46           -                Immediate        $37,500
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
50,000             NSO              11/10/03         $0.80           -                Immediate        $40,000
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
155,000            NSO              4/30/03          $0.30           3/1/03           1/24 of Shares   $46,500
                                                                                      Granted per
                                                                                      Month
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
150,000            NSO              4/12/04          $2.95           4/1/04           1/24 of Shares   $442,500
                                                                                      Granted per
                                                                                      Month
------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------
30,000             NSO              4/12/04          $2.95           4/1/04           1/24 of Shares   $88,500
                                                                                      Granted per
                                                                                      Month

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------


*Takes into account all previous stock splits.